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EXHIBIT 99.1

The following is a list of Schedules and Exhibits to the Asset Purchase Agreement (the "Purchase Agreement") dated March 31, 2004, by and between The BOC Group, Inc. and Airgas, Inc., Exhibit K thereto, the LOX/LIN/LAR Products Supply Agreement, and Exhibit M-1 thereto, the Gaseous Helium Supply Agreement (the "Supply Agreements"). Except for the Supply Agreements, the Schedules, Exhibits and Attachments to the Purchase Agreement and to the Supply Agreements are not being filed as exhibits to this Current Report on Form 8-K. The Registrant agrees to furnish supplementally a copy of any such Schedules, Exhibits and Attachments to the Securities and Exchange Commission upon request.

                                LIST OF SCHEDULES

Schedule          Description
--------          -----------
DEF-1             Knowledge of the Purchaser
DEF-2             Knowledge of the Seller
DEF-3             Known Environmental Liabilities
DEF-4             Permitted Liens
DEF-5             Retained Real Property
DEF-6             Joint Use Property
DEF-7             CSC Employees
DEF-8             Sales Employees
DEF-9             Third Party Intellectual Property
2.1(c)(i)         Purchased Motor Vehicles and Tractors (Excluding Cars and Forklifts)
2.1(c)(ii)        Purchased Tube Trailers
2.1(c)(iii)       Purchased Cars
2.1(c)(iv)        Purchased Bulk Tanks
2.1(k)            Excluded Accounts Receivable
2.2(b)            Excluded Books and Records
2.2(e)(i)         Certain Excluded Equipment
2.2(e)(ii)        Retained Equipment
2.2(f)(i)         Excluded Inventory
2.2(f)(ii)        Retained Inventory
2.2(g)            Excluded Software Applications
2.2(h)            Excluded Contracts
2.2(i)            Excluded Permits
2.2(p)            Excluded Claims, Causes of Action and Guarantee Rights
2.2(u)            Certain Excluded Assets
2.3(c)            Assumed Tax Liabilities
5.3               Consents
5.4               Seller Governmental Approvals
5.5(a)(i)         Financial Statements
5.5(a)(ii)        Bulk Gas Volumes
5.6               No Business Material Adverse Change
5.7               Conduct of the Packaged Gas Business


                                       i
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
Schedule          Description
--------          -----------
5.9(a)(i)         Material Purchased Equipment
5.9(a)(ii)        Title Exceptions; Condition Exceptions
5.9(a)(iii)       Assets Required to conduct the Packaged Gas Business
5.9(b)(i)         Container Transfers
5.9(b)(ii)        Possession of Containers
5.9(b)(iii)       Aggregate Number of Containers
5.9(b)(iv)        Net Write-Ons and Write-Offs in Aggregate Balance of Containers
5.10              Litigation and Proceedings
5.12              Purchased Inventory
5.13(a)           Purchased Intellectual Property
5.13(b)           IP Licenses
5.13(d)           Necessary Intellectual Property
5.14(a)           Owned Real Property
5.14(b)           Leased Real Property; Leased Real Property Exceptions
5.14(d)           No Options
5.15              Permits
5.16(a)           Certain Material Contracts
5.16(c)           Material Contract Notices
5.17              Material Customers
5.18(a)           Employee Benefit and Compensation Plans
5.18(b)           Multiemployer Plans
5.18(d)           Labor Relations
5.19              Compliance with Laws
5.20              Environmental
5.21              Taxes
6.4               Purchaser Governmental Approvals
7.2(d)            Stable Environment
7.7(a)            Seller Non-Compete Exclusions
7.7(b)(i)         Acquired Competitors - Divestiture
7.7(b)(ii)        Acquired Competitors - No Divestiture
7.11              Conduct of Packaged Gas Business Prior to Closing Date
7.11(c)(i)        Ordinary Course of Business Collection Practices
7.11(c)(ii)       Collection Practices Outside of the Ordinary Course of Business
7.16(a)           Marks
7.26              Shared Sites
10.1(d)           Employee Allocation Procedures
10.1(g)(iii)      Severance Payment/Transition Payment Calculation Formulas
10.1(i)           Employee Information
10.2              Approved Leave
10.9(b)           Assumed Collective Bargaining Agreements

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                                LIST OF EXHIBITS

Exhibit A         Form of Intellectual Property License
Exhibit B         Form of Long-Term Cylinder Supply Agreement
Exhibit C         Form of Bill of Sale (Purchaser Subsidiaries)
Exhibit D-1       Form of Purchaser Real Property Leases
Exhibit D-2       Term Sheet for Seller Real Property Lease (Miamiville, Ohio)
Exhibit E         Form of Seller Parent Letter
Exhibit F         Form of Real Property Lease Assignment
Exhibit G         Financial Statements Carve-Out Methodology
Exhibit H         Accounting Policies and Procedures
Exhibit I         Form of Bill of Sale, Assignment and Assumption Agreement
Exhibit J-1       Form of Purchaser Real Property Sublease
Exhibit J-2       Form of Seller Real Property Sublease
Exhibit K         Form of LOX/LIN/LAR Products Supply Agreement
                  Attachment A - Reserved Volumes
                  Attachment B - Initial Product Prices
                  Attachment C - Distribution Matrix
                  Attachment D - Undersized Tank Charge Schedule
                  Attachment E - Product and Distribution Cost Escalation
                  Attachment F - Ancillary Services
                  Attachment G - Purity Standards
                  Attachment H - Excluded Distributor Product Volumes
                  Attachment I - Airgas Take or Pay Base Volumes
                  Attachment J - BOC National Operation Center Personnel
Exhibit L         [Intentionally Omitted]
Exhibit M-1       Form of Gaseous Helium Product Supply Agreement
                  Exhibit I - Distributor Purchases of Cylinder Helium During BOC's Fiscal
                              Year Ending September 30, 2003
                  Exhibit II - Option Trailers
                  Exhibit III - Helium Purity Specifications
Exhibit M-2       Form of Liquid Helium Product Supply Agreement
Exhibit N         Term sheet for Hydrogen Chloride Product Supply Agreement
Exhibit O         Term sheet for Rare Gas Supply and Tolling Agreement
Exhibit P         Term sheet for Hydrogen Product Supply Agreement
Exhibit Q         Post-Closing Payment Methodology
Exhibit R         Transition Plan
Exhibit S         Form of Helium Allocation Agreement
Exhibit T         Form of Helium Supply Agreement Addendum
Exhibit U         Form of Amendment to LOX/LIN/LAR Product Supply Agreement